Exhibit 99.1

Update on Medicare Reimbursement for Physical Therapy Services

CMS Suspends Payments Pending Legislation

HOUSTON--(BUSINESS WIRE)--March 1, 2010--(U.S. Physical Therapy (NASDAQ:USPH)) The American Physical Therapy Association (APTA) reported on its website (APTA.org) on Friday, February 26, 2010 that “The Centers for Medicare and Medicaid Services (CMS) announced that it will hold claims for the first 10 business days of March. The hold will apply to claims with dates of service of March 1, 2010 through March 12, 2010. Claims with dates of service of January 1, 2010-February 28, 2010 will continue to be paid based on the 0% update approved by Congress. CMS will hold claims in an effort to avoid payment and service disruptions anticipated as a result of the 21.2% fee schedule reductions that are effective March 1, 2010. This hold is also designed to provide Congress with additional time to pass legislation to avert the 21.2% reduction in fee schedule payments.”

Medicare currently accounts for approximately 22% of U.S. Physical Therapy patient billings. Approximately 59% of the Company’s patient fees are reimbursed from private healthcare insurance plans, 15% is billed to workers compensation and 4% to other payors.

U.S. Physical Therapy will release results for the year 2009 on March 4, 2010 and has an investor conference call scheduled at 10:30 am Eastern Time, 9:30 am Central Time. Interested parties may participate in the call by dialing 1-888-335-5539 or 973-582-2857 and enter reservation number 50754132 approximately 10 minutes before the call is scheduled to begin. To listen to the live call via web-cast, go to the Company's website at www.usph.com at least 15 minutes early to register, download and install any necessary audio software. The conference call will be archived and can be accessed for approximately 120 days at this website.

Forward-Looking Statements

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we project. Included among such statements are those relating to opening new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

  revenue and earnings expectations;
  general economic conditions;
  general economic, business and regulatory conditions including federal and state regulations;
  changes as the result of government enacted national healthcare reform;
  availability and cost of qualified physical and occupational therapists;
  personnel productivity;
  changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
  competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;
  changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
  maintaining adequate internal controls;
  availability, terms, and use of capital;
  acquisitions and the successful integration of the operations of the acquired businesses; and
  weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see our periodic reports filed with the Securities and Exchange Commission (the "SEC") for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 372 clinics in 43 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, non-surgical treatment of osteoarthritis, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages physical therapy facilities for third parties, including hospitals and physician groups. U.S. Physical Therapy was named to Forbes list of America’s 200 Best Small Companies for 2009.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

CONTACT:
U.S. Physical Therapy, Inc.
Larry McAfee, Chief Financial Officer, 800-580-6285
or
Chris Reading, Chief Executive Officer, 800-580-6285
or
The Ruth Group
Stephanie Carrington/Amy Glynn, 646-536-7017/7023